UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481

Franklin Municipal Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/13

Item 1. Reports to Stockholders.

MAY 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

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Franklin · Templeton · Mutual Series

Annual Report

Municipal Bond Market Overview

For the 12-month period ended May 31, 2013, the municipal bond market produced solid returns. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, returned +3.05%.1 In comparison, the Barclays U.S. Treasury Index had a -0.89% return.1 The tax-exempt nature of most municipal bond coupon payments included in the Barclays Municipal Bond Index further enhanced the relative strength of municipal bond performance for the period under review.

The municipal market delivered positive performance even though Moody s Investors Service, Standard & Poor s (S&P) and Fitch Ratings, the three largest independent municipal bond rating agencies, lowered credit ratings of several municipalities during the review period. In 2012, the agencies collectively issued 1,469 downgrades to 838 upgrades. S&P was the only firm to boost more ratings than it downgraded, whereas Moody s was the most aggressive, cutting 824 ratings while upgrading 187. Some of the more noteworthy downgrades over the past 12 months included Connecticut, Illinois, Pennsylvania and Puerto Rico. Despite the high number of downgrades during 2012, actual monetary defaults amounted to $2.7 billion or 0.072% of issues.2 Low default rates have been a characteristic of the municipal bond market since the Great Depression ended.

During most of the period, investors continued to buy municipal bonds and bond funds at a strong pace. According to the Investment Company Institute, investors committed $32.2 billion in new net purchases to municipal bond funds for the 12-month period.3 Concurrent with investors appetite for municipal bonds, municipalities throughout the country borrowed for new purposes at the slowest rate since 1997. Strong demand for municipal bonds coupled with low supply drove the municipal market s positive performance.

The municipal bond market faced short-term challenges during the 12-month period. After the November elections, discussions about ways to achieve deficit reduction included possibly changing municipal bonds tax-exempt status. Investor nervousness about such changes prompted outflows from municipal bond mutual funds in December that reached the highest weekly level since

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: BofA Merrill Lynch Global Research, Muni Commentary: Monetary and Fiscal Policy in Flux, 1/4/13.

3. Source: Investment Company Institute, Washington, DC 2013.

4 | Annual Report

January 2011, according to Lipper Inc. Municipal bond prices fell and their yields rose near the end of 2012. Late on January 1, 2013, Congress agreed to raise income taxes on the wealthiest Americans and defer some federal spending cuts. The bill did not include changes to municipal bonds' tax-exempt status, although some changes were being considered in ongoing budget deficit reduction discussions.

Federal Reserve Board (Fed) Chairman Ben Bernanke testified before the Senate Banking Committee on February 26, 2013, and reaffirmed the Fed's commitment to keeping interest rates low. One of the Fed's tools used to maintain low rates is the purchase of government and governmental agency debt in the secondary market. The Fed indicated it will maintain its bond-buying strategy "until the outlook for the labor markets has improved substantially," which generally supported demand for municipal bonds. In May, however, the Fed chairman spoke to Congress and allowed that the Fed could begin tapering its bond buying in the coming months. As a result of his comments, interest rates rose and the municipal bond market experienced outflows and lost value near the end of May.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to help maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis and opinions as of May 31, 2013, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Franklin California High Yield Municipal Fund

Your Fund's Goals and Main Investments: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.[1] Its secondary goal is capital appreciation.

Credit Quality Breakdown*
Franklin California High Yield Municipal Fund
5/31/13

Ratings	% of Total Long-Term Investments**
AAA	0.4%
AA	12.9%
A	24.3%
BBB	21.1%
Below Investment Grade	10.2%
Not Rated	31.1%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

We are pleased to bring you Franklin California High Yield Municipal Fund's annual report for the fiscal year ended May 31, 2013.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.40 on May 31, 2012, to $10.59 on May 31, 2013. The Fund's Class A shares paid dividends totaling 43.68 cents per share for the reporting period.[2] The Performance Summary beginning on page 10 shows that at the end of this

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 27.

6 | Annual Report

Dividend Distributions*

Franklin California High Yield Municipal Fund

	Dividend per Share (cents)		
Month	Class A	Class C	Advisor Class
June 2012**	4.62	4.01	4.72
July 2012	3.65	3.17	3.73
August 2012	3.65	3.17	3.73
September 2012	3.65	3.16	3.74
October 2012	3.65	3.16	3.74
November 2012	3.65	3.16	3.74
December 2012	3.65	3.15	3.74
January 2013	3.65	3.15	3.74
February 2013	3.65	3.15	3.74
March 2013	3.65	3.14	3.74
April 2013	3.65	3.14	3.74
May 2013	3.65	3.14	3.74

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

reporting period the Fund's Class A shares' distribution rate was 3.96% based on an annualization of May's 3.65 cent per share monthly dividend and the maximum offering price of $11.06 on May 31, 2013. An investor in the 2013 maximum combined effective federal and California personal income tax bracket of 50.36% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.98% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

State Update

California's rate of economic expansion slowed during the latter half of the 12-month period ended May 31, 2013, although increases in residential construction activity, personal income and wages attested to continued growth. California's unemployment rate remained above the 7.6% national rate, but it improved from 10.7% in May 2012 to 8.6% in May 2013 as the state's pace of job creation surpassed the nation's during much of the period.[3]

3. Source: Bureau of Labor Statistics.

Annual Report | 7

Portfolio Breakdown
Franklin California High Yield Municipal Fund
5/31/13

	% of Total Long-Term Investments*
Tax-Supported	36.8%**
General Obligation	17.9%
Hospital & Health Care	13.2%
Transportation	8.6%
Utilities	8.4%
Higher Education	4.0%
Other Revenue	3.5%
Refunded	3.2%
Subject to Government Appropriations	2.7%
Housing	1.7%

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects. A change that affects one project may affect all similar projects, thereby increasing market risk.

Reflective of California's improving credit quality and economic recovery, in January Governor Brown presented a structurally balanced budget proposal, and the state issued $2 billion in general obligation bonds to finance capital and infrastructure projects and to refund some existing general obligation bonds. Earlier in the reporting period, lawmakers enacted an on-time fiscal year 2013 budget that closed a sizable gap through recurring and one-time spending cuts, temporary taxes and other actions while rebuilding the reserve. The enacted budget required the passage of Proposition 30, an initiative calling for increased income taxes for high-income earners for five years and a temporary increase to the sales tax, with additional revenues dedicated solely to funding education. Voters passed Proposition 30 in November 2012, raising California's revenue base and avoiding $6 billion in automatic spending cuts to education and public safety. The improved budget situation prompted lawmakers to project a surplus by fiscal year 2014, based on the assumption that future expenditures would grow less rapidly than revenues. Lawmakers announced that revenues collected in January 2013 exceeded expectations, reversing disappointing tax revenues at the end of 2012 and indicative of the challenge of the state's revenue volatility. However, the governor's revised budget proposal in May anticipated slower personal income growth and lower revenue than forecast earlier and did not expect continuation of the higher-than-expected personal income tax revenue already collected.

The state's net tax-supported debt was $2,565 per capita and 5.8% of personal income, compared with the $1,074 and 2.8% national medians.[4] Although California's debt levels ranked among the nation's highest, independent credit rating agency Standard & Poor's (S&P) considered them moderate given the state's large population and budget. S&P raised California's general obligation bond rating to A from A- during the period, with a stable outlook.[5] S&P's rating and outlook cited the state's economic depth and diversity, capacity to attract venture capital, significant presence of the growing biotechnology and alternative energy industries, prominent higher education institutions, businesses in innovative sectors, improved budgeting flexibility and cash performance, as well as conservatively structured debt. S&P attributed the stable outlook to

4. Source: Moody's Investors Service, "2013 State Debt Medians Report," 5/29/13.
5. This does not indicate S&P's rating of the Fund.

8 | Annual Report

the state's stronger budgetary and cash positions and to the fiscal year 2014 budget proposal to pay down some of the state's liabilities.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund's range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Manager's Discussion

Consistent with our strategy, we sought to remain close to fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve (in which interest rates for longer term bonds are greater than those for shorter term bonds), we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 5/31/13

Franklin California High Yield Municipal Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FCAMX)		Change	5/31/13	5/31/12
Net Asset Value (NAV)		+$0.19	$10.59	$10.40
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.4368			
Class C (Symbol: FCAHX)		**Change**	**5/31/13**	**5/31/12**
Net Asset Value (NAV)		+$0.19	$10.65	$10.46
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.3775			
Advisor Class (Symbol: FVCAX)		**Change**	**5/31/13**	**5/31/12**
Net Asset Value (NAV)		+$0.20	$10.61	$10.41
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.4472			

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
***Class A:** 4.25% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only;*
***Advisor Class:** no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+6.10%	+41.91%	+73.04%
Average Annual Total Return[2]		+1.61%	+6.33%	+5.18%
Avg. Ann. Total Return (6/30/13)[3]		-2.53%	+5.75%	+4.75%
Distribution Rate[4]	3.96%			
Taxable Equivalent Distribution Rate[5]	7.98%			
30-Day Standardized Yield[6]	3.51%			
Taxable Equivalent Yield[5]	7.07%			
Total Annual Operating Expenses[7]	0.62%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+5.48%	+37.97%	+63.87%
Average Annual Total Return[2]		+4.48%	+6.65%	+5.06%
Avg. Ann. Total Return (6/30/13)[3]		+0.25%	+6.07%	+4.63%
Distribution Rate[4]	3.54%			
Taxable Equivalent Distribution Rate[5]	7.13%			
30-Day Standardized Yield[6]	3.11%			
Taxable Equivalent Yield[5]	6.27%			
Total Annual Operating Expenses[7]	1.17%			
Advisor Class[8]		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+6.30%	+42.68%	+74.41%
Average Annual Total Return[2]		+6.30%	+7.37%	+5.72%
Avg. Ann. Total Return (6/30/13)[3]		+1.90%	+6.77%	+5.29%
Distribution Rate[4]	4.23%			
Taxable Equivalent Distribution Rate[5]	8.52%			
30-Day Standardized Yield[6]	3.77%			
Taxable Equivalent Yield[5]	7.59%			
Total Annual Operating Expenses[7]	0.52%			

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

Annual Report | 11

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	5/31/13
1-Year	+1.61%
5-Year	+6.33%
10-Year	+5.18%

Class A (6/1/03–5/31/13)

$20,000
$15,000
$10,000
$5,000
6/03
5/05
5/07
5/09
5/11
5/13
$16,574
$15,800
$12,695
Franklin California High Yield Municipal Fund
Barclays Municipal Bond Index[3]
CPI[5]

Average Annual Total Return

Class C	5/31/13
1-Year	+4.48%
5-Year	+6.65%
10-Year	+5.06%

Class C (6/1/03–5/31/13)

$20,000
$15,000
$10,000
$5,000
6/03
5/05
5/07
5/09
5/11
5/13
$16,387
$15,800
$12,695
Franklin California High Yield Municipal Fund
Barclays Municipal Bond Index[3]
CPI[5]

12 | Annual Report

Performance Summary *(continued)*

Advisor Class (6/1/03–5/31/13)[8]

$20,000
$15,000
$10,000
$5,000
6/03
5/05
5/07
5/09
5/11
5/13
$17,441
$15,800
$12,695
Franklin California High Yield Municipal Fund
Barclays Municipal Bond Index[9]
CPI[9]

Average Annual Total Return

Advisor Class[8]	5/31/13
1-Year	+6.30%
5-Year	+7.37%
10-Year	+5.72%

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. In general, an investor is paid a higher yield to assume a greater degree of credit risk. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 5/31/13.
5. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and California state personal income tax bracket of 50.36%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the 30 days ended 5/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
7. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/15/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.59% and +5.46%.
9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund's Expenses

Franklin California High Yield Municipal Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period* 12/1/12–5/31/13
Actual	$1,000	$1,000.00	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.79	$3.18
Class C			
Actual	$1,000	$ 997.10	$5.83
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.89
Advisor Class			
Actual	$1,000	$1,001.40	$2.64
Hypothetical (5% return before expenses)	$1,000	$1,022.29	$2.67

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.17%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin Tennessee Municipal Bond Fund

Your Fund's Goal and Main Investments: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.[1]

Credit Quality Breakdown*
Franklin Tennessee Municipal Bond Fund
5/31/13

Ratings	% of Total Long-Term Investments**
AAA	1.3%
AA	78.3%
A	12.0%
BBB	6.3%
Below Investment Grade	0.6%
Not Rated	1.5%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2013.

Performance Overview

The Fund's Class A share price, as measured by net asset value, decreased from $11.94 on May 31, 2012, to $11.88 on May 31, 2013. The Fund's Class A shares paid dividends totaling 40.88 cents per share for the reporting period.[2]

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.

16 | Annual Report

The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.14%. An investor in the 2013 maximum combined effective federal and Tennessee personal income tax bracket of 46.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.90% from a taxable investment to match the Fund's Class A tax-free distribution rate. Dividend distributions during the period under review were affected by decreasing interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

Dividend Distributions*

Franklin Tennessee Municipal Bond Fund
Class A

Month	Dividend per Share (cents)
June 2012**	4.68
July 2012	3.60
August 2012	3.60
September 2012	3.60
October 2012	3.45
November 2012	3.45
December 2012	3.35
January 2013	3.30
February 2013	3.30
March 2013	3.25
April 2013	3.25
May 2013	3.25

*Assumes shares were purchased and held for the entire accrual period. Prior to July 2012, this differed from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The June distribution reflects additional days in the accrual period.

State Update

Tennessee's economy continued to recover during the Fund's fiscal year. The state's central location, strong transportation infrastructure and business-friendly climate continued to benefit its highly cyclical manufacturing sector. In the first quarter of 2013, local manufacturing sector growth exceeded national levels. The sector experienced setbacks in April 2013, however, after a number of automakers issued layoffs at local assembly plants. Vehicle production levels later accelerated, helped by low interest rates, holiday sales and an upswing in housing and energy markets that prompted contractors to replace their aging trucks. Conditions further improved after a number of automotive parts suppliers announced they would open new plants or expand existing facilities. Against this backdrop, the state's housing market continued to build momentum as home sales reached record highs and construction levels increased. Tennessee's unemployment rate was 8.3% at period-end, which was higher than the 7.6% national average.[3]

Lawmakers began hearings regarding Tennessee's fiscal year 2014 budget in November 2012. Although Governor Bill Haslam initially did not expect significant cuts to the fiscal year 2014 budget, increasing health care costs prompted him to request state departments to identify potential expenditure reductions. Haslam negotiated with federal lawmakers about terms associated with expanding TennCare, the state's Medicaid program, but they were unable to reach a compromise by period-end. Tennessee lawmakers approved the governor's fiscal year 2014 budget in April 2013. In the absence of a TennCare expansion deal, lawmakers approved new state-funded health care spending. The budget also included an increase to the rainy day fund, a pay raise for state employees, a reduction in sales tax on food purchases and the elimination of the inheritance tax.

3. Source: Bureau of Labor Statistics.

Annual Report | 17

Portfolio Breakdown
Franklin Tennessee Municipal Bond Fund
5/31/13

	% of Total Long-Term Investments*
Utilities	30.7%**
General Obligation	15.8%
Higher Education	13.0%
Hospital & Health Care	12.5%
Refunded	11.2%
Tax-Supported	4.6%
Housing	4.5%
Transportation	4.4%
Other Revenue	3.3%

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

In keeping with its trend of having among the lowest net tax-supported debt of all states during the past 20 years, Tennessee's debt levels were 0.9% of personal income and $343 per capita, both very low compared with the national medians of 2.8% and $1,074.[4] Independent credit rating agency Moody's Investors Service affirmed its Aaa rating and stable outlook for Tennessee's general obligation bonds based on Moody's expectation of ongoing economic recovery, replacement of reserves used during the recession, and spending cuts if tax revenue did not continue growing as anticipated.[5] Moody's also cited the state's low debt levels, well-funded pension and retiree health care benefits, its maintenance of reserves and conservative fiscal policy, which contributed to Moody's rating and outlook. Some challenges Moody's cited included a relatively weak economy and low per-capita income compared to the nation's, no personal income tax on wages, and governance limitations such as requiring legislative approval for any mid-year budget reductions.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund's range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Manager's Discussion

Consistent with our strategy, we sought to remain close to fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve (in which interest rates for longer term bonds are greater than those for shorter term bonds), we favored the use of longer term bonds. During the reporting period, Puerto Rico experienced downgrades from Moody's and other rating agencies that contributed to the underperformance of Puerto Rico bonds held in the Fund. Puerto Rico's municipal bond market is widely traded because of its dual tax-exemption advantages. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody's Investors Service, "2013 State Debt Medians Report," 5/29/13.
5. This does not indicate Moody's rating of the Fund.

18 | Annual Report

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 5/31/13

Franklin Tennessee Municipal Bond Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FRTIX)		Change	5/31/13	5/31/12
Net Asset Value (NAV)		-$0.06	$11.88	$11.94
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.4088			

Performance[1]

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.
Class A: *4.25% maximum initial sales charge.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[2]		+2.93%	+30.66%	+53.27%
Average Annual Total Return[3]		-1.44%	+4.58%	+3.91%
Avg. Ann. Total Return (6/30/13)[4]		-4.71%	+4.11%	+3.61%
Distribution Rate[5]	3.14%			
Taxable Equivalent Distribution Rate[6]	5.90%			
30-Day Standardized Yield[7]	1.83%			
Taxable Equivalent Yield[6]	3.44%			
Total Annual Operating Expense[8]				
Without Waiver	0.71%			
With Waiver	0.70%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees) do not exceed 0.60% (other than certain nonroutine expenses) until 9/30/13.

20 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/03–5/31/13)

$20,000
$15,000
$10,000
$5,000
6/03
5/05
5/07
5/09
5/11
5/13
$15,800
$14,681
$12,695
Franklin Tennessee Municipal Bond Fund
Barclays Municipal Bond Index[9]
CPI[9]

Average Annual Total Return

Class A	5/31/13
1-Year	-1.44%
5-Year	+4.58%
10-Year	+3.91%

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bonds value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yield for the period would have been 1.83%.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the 3.25 cent per share May dividend and the maximum offering price of $12.41 on 5/31/13.
6. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and Tennessee state personal income tax rate of 46.80%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the 30 days ended 5/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
8. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 21

Your Fund's Expenses

Franklin Tennessee Municipal Bond Fund

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Annual Report

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period* 12/1/12–5/31/13
Actual	$1,000	$ 986.70	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.44	$3.53

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 23

Franklin Municipal Securities Trust

Financial Highlights

Franklin California High Yield Municipal Fund

Class A	Year Ended May 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.40	$ 9.07	$9.40	$8.42	$9.70
Income from investment operations[a]:					
Net investment income[b]	0.46	0.49	0.50	0.51	0.51
Net realized and unrealized gains (losses)	0.17	1.34	(0.33)	0.98	(1.29)
Total from investment operations	0.63	1.83	0.17	1.49	(0.78)
Less distributions from net investment income	(0.44)	(0.50)	(0.50)	(0.51)	(0.50)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.59	$10.40	$9.07	$9.40	$8.42
Total return[e]	6.10%	20.65%	1.93%	18.11%	(7.91)%
Ratios to average net assets					
Expenses	0.61%	0.62%	0.62%	0.63%	0.63%
Net investment income	4.31%	5.05%	5.47%	5.70%	5.91%
Supplemental data					
Net assets, end of year (000's)	$1,330,444	$1,238,396	$979,093	$1,090,015	$945,110
Portfolio turnover rate	5.47%	6.67%	17.86%	13.84%	9.85%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Financial Highlights *(continued)*

Franklin California High Yield Municipal Fund

Class C	Year Ended May 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.46	$ 9.13	$9.45	$8.46	$9.75
Income from investment operations[a]:					
Net investment income[b]	0.40	0.44	0.46	0.47	0.46
Net realized and unrealized gains (losses)	0.17	1.33	(0.33)	0.98	(1.30)
Total from investment operations	0.57	1.77	0.13	1.45	(0.84)
Less distributions from net investment income	(0.38)	(0.44)	(0.45)	(0.46)	(0.45)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.65	$10.46	$9.13	$9.45	$8.46
Total return[e]	5.48%	19.86%	1.46%	17.51%	(8.47)%
Ratios to average net assets					
Expenses	1.16%	1.17%	1.17%	1.18%	1.17%
Net investment income	3.76%	4.50%	4.92%	5.15%	5.37%
Supplemental data					
Net assets, end of year (000's)	$322,824	$293,895	$229,667	$255,392	$212,118
Portfolio turnover rate	5.47%	6.67%	17.86%	13.84%	9.85%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Municipal Securities Trust

Financial Highlights *(continued)*

Franklin California High Yield Municipal Fund

Advisor Class	2013	2012	2011	2010	2009
	Year Ended May 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$10.41	$ 9.09	$9.42	$8.42	$9.71
Income from investment operations[a]:					
Net investment income[b]	0.47	0.50	0.52	0.52	0.51
Net realized and unrealized gains (losses)	0.18	1.33	(0.34)	1.00	(1.29)
Total from investment operations	0.65	1.83	0.18	1.52	(0.78)
Less distributions from net investment income	(0.45)	(0.51)	(0.51)	(0.52)	(0.51)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$10.61	$10.41	$9.09	$9.42	$8.42
Total return	6.30%	20.60%	2.03%	18.47%	(7.93)%
Ratios to average net assets					
Expenses	0.51%	0.52%	0.52%	0.53%	0.53%
Net investment income	4.41%	5.15%	5.57%	5.80%	6.01%
Supplemental data					
Net assets, end of year (000's)	$303,904	$241,123	$137,191	$101,332	$68,598
Portfolio turnover rate	5.47%	6.67%	17.86%	13.84%	9.85%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds 93.7%		
California 88.7%		
ABAG Finance Authority for Nonprofit Corps. Revenue,		
Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34	$ 4,260,000	$ 4,319,555
Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	7,500,000	8,690,925
Episcopal Senior Communities, Refunding, Series A, 5.00%, 7/01/32	1,000,000	1,069,930
Episcopal Senior Communities, Refunding, Series A, 5.00%, 7/01/42	9,250,000	9,746,077
Episcopal Senior Communities, Refunding, Series A, 5.00%, 7/01/47	8,000,000	8,386,080
Jackson Laboratory, Refunding, 5.00%, 7/01/37	5,000,000	5,357,500
Windemere Ranch Infrastructure Financing Program, Sub Series B, 5.00%, 9/02/27	2,205,000	2,232,540
Windemere Ranch Infrastructure Financing Program, Sub Series B, 5.00%, 9/02/34	5,260,000	5,205,296
Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27	5,115,000	5,276,276
American Canyon Financing Authority Infrastructure Revenue Special Assessment, American Canyon Road East,		
5.00%, 9/02/30	2,020,000	2,031,837
5.10%, 9/02/35	1,695,000	1,699,882
Artesia RDA Tax Allocation,		
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,246,457
Artesia Redevelopment Project Area, 5.70%, 6/01/42	3,050,000	3,054,514
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,315,000	3,729,541
Azusa Special Tax, CFD No. 2005-1, Improvement Area No. 1, 5.00%,		
9/01/27	2,305,000	2,315,303
9/01/37	7,005,000	6,931,658
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/31	5,735,000	2,052,212
Beaumont Financing Authority Local Agency Revenue,		
Improvement Area No. 17B, Series A, 6.125%, 9/01/31	720,000	761,134
Improvement Area No. 17B, Series A, 6.375%, 9/01/42	5,000,000	5,269,250
Improvement Area No. 19C, Series A, 5.00%, 9/01/27	655,000	676,700
Improvement Area No. 19C, Series A, 5.00%, 9/01/36	750,000	757,733
Series B, 5.35%, 9/01/28	935,000	951,213
Series B, 5.40%, 9/01/35	1,390,000	1,409,821
Series C, 5.45%, 9/01/27	6,435,000	6,472,645
Series C, 5.50%, 9/01/29	855,000	865,525
Series C, 5.50%, 9/01/35	3,995,000	4,008,863
Series C, 5.50%, 9/01/35	1,035,000	1,042,214
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,225,339
Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,		
5.00%, 9/02/25	3,195,000	3,165,925
5.125%, 9/02/30	4,400,000	4,264,964
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%, 9/01/35	5,000,000	5,228,250
California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34	8,815,000	8,829,016
California County Tobacco Securitization Agency Tobacco Revenue, Tobacco Settlement, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	2,766,720
California Educational Facilities Authority Revenue,		
College and University Financing Program, 5.00%, 2/01/30	1,375,000	1,337,050
College and University Financing Program, Refunding, 5.00%, 2/01/26	1,000,000	1,001,590
[a]Occidental College, Refunding, Series A, 5.00%, 10/01/43	4,870,000	5,369,272
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,374,500

Annual Report | 27

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
California Municipal Finance Authority COP, Community Hospitals of Central California Obligated Group,		
5.25%, 2/01/24	$ 5,000,000	$ 5,550,800
5.375%, 2/01/29	7,000,000	7,720,650
5.50%, 2/01/39	10,600,000	11,469,518
5.25%, 2/01/46	15,965,000	16,609,028
California State GO, Various Purpose,		
5.00%, 9/01/36	45,175,000	49,993,817
6.00%, 11/01/39	13,000,000	15,643,290
FGIC Insured, 6.00%, 8/01/19	30,000	30,232
Refunding, 5.00%, 4/01/42	10,000,000	10,899,700
Refunding, 5.00%, 2/01/43	10,000,000	10,961,800
California State Health Facilities Financing Authority Revenue,		
Children's Hospital Los Angeles, Series A, 5.00%, 11/15/34	2,000,000	2,141,360
Chinese Hospital Assn., California Mortgage Insured, 5.00%, 6/01/42	7,805,000	8,389,438
Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33	4,000,000	4,724,720
Sutter Health, Series A, 5.00%, 8/15/52	10,270,000	10,901,297
California State Municipal Finance Authority Revenue,		
Biola University, Refunding, 5.625%, 10/01/23	6,000,000	6,829,020
Biola University, Refunding, 5.80%, 10/01/28	7,500,000	8,414,475
Biola University, Refunding, 5.875%, 10/01/34	6,000,000	6,771,660
Harbor Regional Center Project, 8.50%, 11/01/39	5,000,000	6,148,900
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	10,381,050
Loma Linda University, 5.00%, 4/01/37	495,000	516,458
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,465,800
California State Public Works Board Lease Revenue,		
California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,424,346
Department of Mental Health, Coalinga State Hospital, Series A, Pre-Refunded, 5.125%, 6/01/29	4,500,000	4,719,735
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	4,005,371
California Statewide CDA Revenue,		
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,655,400
American Baptist Homes of the West, Series A, 5.00%, 10/01/33	1,500,000	1,622,970
American Baptist Homes of the West, Series A, 5.00%, 10/01/43	1,500,000	1,579,860
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,931,487
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,525,525
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,349,940
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,975,308
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,807,800
Capital Appreciation, Bentley School, Refunding, zero cpn., 7/01/50	2,685,000	120,020
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,514,150
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32	10,000,000	10,923,000
Drew School, Refunding, 5.30%, 10/01/37	3,275,000	3,345,674
Episcopal Communities and Services, Refunding, 5.00%, 5/15/32	1,000,000	1,083,150
Episcopal Communities and Services, Refunding, 5.00%, 5/15/42	1,500,000	1,604,835
Episcopal Communities and Services, Refunding, 5.00%, 5/15/47	2,600,000	2,763,670
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,653,934

28 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
California Statewide CDA Revenue, (continued)		
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, 5.20%, 10/01/37	$ 3,500,000	$ 3,774,120
Kaiser Permanente, Series B, 5.25%, 3/01/45	37,325,000	39,881,016
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	3,210,900
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	8,980,000	10,709,099
Monterey Institute International, 5.50%, 7/01/31	8,285,000	9,647,054
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	10,000,000	10,232,500
ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31	1,850,000	1,816,719
California Statewide CDA Special Tax Revenue, CFD No. 2007-1, Orinda, 6.00%, 9/01/29	5,000,000	5,132,750
Capistrano USD, CFD Special Tax, No. 04-1, Rancho Madrina, 5.25%, 9/01/34	1,120,000	1,126,709
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,032,517
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.05%, 9/02/35	1,305,000	1,303,173
Centinela Valley UHSD, GO, Election of 2010, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	6,664,560
Ceres USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn.,		
8/01/39	6,450,000	1,189,638
8/01/40	6,730,000	1,152,445
Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	1,375,259
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/38	7,000,000	7,683,340
Chula Vista CFD Special Tax, No. 01-1, Improvement Area, San Miguel Ranch, Series B, 5.45%, 9/01/36	2,170,000	2,178,832
Chula Vista Special Tax, CFD No. 12-I, McMillin Otay Ranch Village Seven, 5.25%,		
9/01/30	1,815,000	1,838,777
9/01/36	3,170,000	3,203,443
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,		
8/01/27	7,500,000	4,181,550
8/01/28	3,000,000	1,583,700
Coachella Valley USD, GO, Capital Appreciation, Election of 2005, Series D, zero cpn.,		
8/01/42	8,500,000	1,902,810
8/01/43	3,000,000	636,120
Coalinga PFAR, Water and Wastewater Refinancing Projects, Refunding, 5.00%,		
4/01/35	1,000,000	1,038,970
4/01/48	7,600,000	7,746,072
Compton Community College District GO, Election of 2002, Series B,		
6.625%, 8/01/27	3,085,000	3,610,807
6.75%, 8/01/34	4,000,000	4,611,160
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,		
5.70%, 8/01/30	2,255,000	2,294,530
6.00%, 8/01/42	3,460,000	3,463,668
Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31	5,000,000	5,133,850
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,825,000	1,831,169

Annual Report | 29

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Corona CFD No. 2003-2 Special Tax, Highlands Collection,		
5.15%, 9/01/34	$ 2,120,000	$ 2,103,591
5.20%, 9/01/34	780,000	780,585
Corona-Norco USD Special Tax,		
CFD No. 04-1, 5.20%, 9/01/36	2,000,000	2,015,060
Series A, 5.35%, 9/01/26	1,005,000	1,015,613
Series A, 5.40%, 9/01/36	2,530,000	2,529,772
Corona-Norco USD, PFA Special Tax Revenue,		
junior lien, Refunding, Series B, 5.00%, 9/01/32	1,000,000	1,042,260
junior lien, Refunding, Series B, 5.00%, 9/01/35	500,000	514,915
senior lien, Refunding, Series A, 5.00%, 9/01/32	1,250,000	1,372,838
senior lien, Refunding, Series A, 5.00%, 9/01/35	585,000	634,743
Series B, 5.00%, 9/01/26	1,760,000	1,774,520
Series B, 5.00%, 9/01/36	1,000,000	1,001,400
Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%, 9/02/33	5,075,000	5,094,488
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment, Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,693,504
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,980,000	5,115,058
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,276,828
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	30,795,000	15,619,840
Eastern California Municipal Water District CFD No. 2003-15 Special Tax, Morgan Valley, Series A, 5.20%, 9/01/37	1,595,000	1,608,127
El Dorado County Special Tax,		
CFD No. 2001-1, 5.35%, 9/01/35	1,900,000	1,939,121
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	1,004,070
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	2,081,578
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	6,549,645
El Dorado UHSD, GO, Election of 2008, 5.00%, 8/01/42	4,350,000	4,715,226
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL RE, FGIC Insured, zero cpn., 8/01/29	2,400,000	1,047,192
Escondido Special Tax, CFD No. 2006-01, Eureka, 5.15%, 9/01/36	1,400,000	1,368,346
Fairfield Special Tax, CFD No. 3, North Cordelia General Improvements, 6.00%,		
9/01/32	1,200,000	1,303,476
9/01/37	5,810,000	6,268,467
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding, zero cpn.,		
1/15/26	38,720,000	18,392,000
1/15/30	4,000,000	1,491,480
1/15/31	85,780,000	30,082,188
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,		
Asset-Backed, Refunding, Senior Series A-1, 5.00%, 6/01/33	24,500,000	22,884,715
Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42	750,000	750,000
Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42	6,400,000	6,400,000

30 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, (continued)		
Capital Appreciation, Asset-Backed, second subordinate, Refunding, Series C, zero cpn., 6/01/47	$50,000,000	$ 1,062,000
Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	4,890,000	5,083,204
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,362,450
Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn.,		
8/01/32	3,635,000	1,467,958
8/01/33	3,705,000	1,399,230
8/01/35	4,120,000	1,376,492
Hartnell Community College District GO, Capital Appreciation, Election of 2002, Series D, zero cpn.,		
8/01/44	30,000,000	3,841,200
8/01/49	10,000,000	1,613,200
Huntington Beach CFD No. 2000-1 Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31	5,000,000	5,013,950
Imperial Community College District GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/15, 6.75% thereafter, 8/01/40	3,500,000	3,644,690
[b]Imperial County Special Tax, CFD No. 98-1,		
6.45%, 9/01/17	1,185,000	1,188,934
6.50%, 9/01/31	5,705,000	5,716,923
Independent Cities Finance Authority Mobile Home Park Revenue,		
Augusta Communities Mobile Home Park Pool, Refunding, Series A, 5.00%, 5/15/39	1,000,000	1,047,710
Augusta Communities Mobile Home Park Pool, Refunding, Series A, 5.00%, 5/15/47	3,100,000	3,224,589
Lamplighter Salinas, Series A, 6.25%, 7/15/45	2,465,000	2,642,776
Lamplighter Salinas, Series A, 6.25%, 7/15/50	2,000,000	2,135,620
Rancho Feliz and Las Casitas de Sonoma, Refunding, 5.00%, 10/15/47	2,840,000	2,863,061
Indio CFD Special Tax, No. 04-3, Terra Lago, Improvement Area No. 1,		
5.00%, 9/01/25	4,000,000	4,010,280
5.10%, 9/01/30	1,275,000	1,235,105
5.15%, 9/01/35	1,275,000	1,224,344
Irvine 1915 Act Special Assessment, Limited Obligation,		
AD No. 00-18, Group Five, Refunding, 5.00%, 9/02/29	1,865,000	1,875,463
AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25	1,395,000	1,415,116
AD No. 03-19, Group Four, 5.00%, 9/02/29	1,395,000	1,440,072
AD No. 04-20, Group One, 5.00%, 9/02/25	2,740,000	2,829,543
AD No. 04-20, Group One, 5.00%, 9/02/30	10,950,000	11,295,582
Irvine Special Tax, CFD No. 2005-2, Pre-Refunded, 5.25%, 9/01/36	1,970,000	2,052,661
Irvine USD Special Tax, CFD No. 06-1, 6.70%, 9/01/35	2,565,000	2,854,845
Jurupa Community Services District Special Tax,		
CFD No. 7, Eastvale Area, Series A, 5.10%, 9/01/28	2,695,000	2,697,048
CFD No. 7, Eastvale Area, Series A, 5.15%, 9/01/35	3,690,000	3,651,144
CFD No. 11, Eastvale Area, Series A, 5.05%, 9/01/30	2,495,000	2,510,020
CFD No. 11, Eastvale Area, Series A, 5.10%, 9/01/35	2,065,000	2,067,870
CFD No. 12, Eastvale Area, Series A, 5.10%, 9/01/29	2,000,000	2,009,080
CFD No. 12, Eastvale Area, Series A, 5.15%, 9/01/35	3,000,000	3,010,440
CFD No. 17, Eastvale Area, Series A, 5.20%, 9/01/36	2,825,000	2,898,337
CFD No. 18, Eastvale Area, Series A, 5.00%, 9/01/36	1,400,000	1,411,130

Annual Report | 31

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Jurupa Community Services District Special Tax, (continued)		
CFD No. 19, Eastvale Area, Series A, 5.00%, 9/01/36	$ 1,500,000	$ 1,493,760
CFD No. 30, Eastvale Area, Series A, 5.60%, 9/01/37	1,000,000	1,028,770
CFD No. 31, Eastvale Area, Series A, 5.00%, 9/01/37	500,000	518,310
CFD No. 31, Eastvale Area, Series A, 5.00%, 9/01/42	750,000	768,915
Lafayette RDA Tax Allocation, 5.75%, 8/01/32	1,000,000	1,005,340
Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	3,750,000	3,701,137
Lake Elsinore PFA Local Agency Revenue, Canyon Hills Improvement Area C, Series C, 5.00%,		
9/01/37	335,000	340,678
9/01/42	1,000,000	1,007,280
Lake Elsinore Special Tax,		
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24	1,035,000	1,058,153
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34	2,200,000	2,235,640
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.10%, 9/01/22	750,000	768,593
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.15%, 9/01/25	635,000	649,002
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.25%, 9/01/30	1,195,000	1,217,143
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.25%, 9/01/35	1,225,000	1,242,542
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26	915,000	922,677
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37	2,800,000	2,806,412
CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36	5,610,000	5,632,159
CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36	2,020,000	2,026,767
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter, 8/01/40	1,140,000	620,456
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6, Refunding, 5.40%, 2/01/29	475,000	465,144
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.875%,		
8/01/34	2,000,000	2,252,760
8/01/39	2,000,000	2,241,360
Las Virgenes USD, GO, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	4,897,942
Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,		
6.50%, 9/01/24	1,000,000	1,024,210
5.25%, 9/01/28	1,750,000	1,760,850
5.30%, 9/01/35	3,300,000	3,304,554
Lee Lake Water District CFD No. 3 Special Tax, Canyon Hills, Improvement Area A, Series A, 5.875%, 9/01/27	3,000,000	3,053,040
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	3,236,025
Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,		
5.90%, 9/01/24	1,780,000	1,839,612
5.95%, 9/01/28	4,450,000	4,599,564
6.00%, 9/01/34	3,520,000	3,638,730
Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34	3,410,000	3,374,536
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,189,860
Los Alamitos USD, COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter,		
8/01/34	1,500,000	897,840
8/01/42	4,500,000	2,576,745

32 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program, Series C, 5.00%, 6/01/30	$ 2,200,000	$ 2,290,750
Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24	870,000	872,358
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	42,645,367
Mendocino-Lake Community College District GO, Capital Appreciation, Election of 2006, Series B, AGMC Insured,		
zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	3,834,844
zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	4,312,425
Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36	2,400,000	1,601,472
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%, 9/01/39	6,250,000	6,409,875
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/41	10,000,000	1,642,000
Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,		
5.25%, 9/01/26	1,225,000	1,250,394
5.30%, 9/01/38	2,750,000	2,785,640
Moreland School District GO, Election of 2002, Series D,		
FGIC Insured, zero cpn., 8/01/34	4,405,000	1,411,670
FGIC Insured, zero cpn., 8/01/37	5,700,000	1,541,907
NATL RE, FGIC Insured, zero cpn., 8/01/30	3,400,000	1,355,070
NATL RE, FGIC Insured, zero cpn., 8/01/31	2,000,000	751,980
NATL RE, FGIC Insured, zero cpn., 8/01/32	4,405,000	1,562,101
Moreno Valley USD Special Tax,		
CFD No. 2004-6, 5.10%, 9/01/28	2,000,000	2,021,740
CFD No. 2004-6, 5.20%, 9/01/36	5,000,000	5,041,600
CFD No. 2005-2, 5.00%, 9/01/36	815,000	787,763
Murrieta CFD No. 2000-2 Special Tax, The Oaks,		
Improvement Area A, 5.90%, 9/01/27	2,000,000	2,025,020
Improvement Area A, 6.00%, 9/01/34	3,570,000	3,608,199
Improvement Area B, 6.00%, 9/01/27	1,285,000	1,301,371
Improvement Area B, 6.00%, 9/01/34	3,630,000	3,661,036
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	670,000	674,167
Murrieta PFA Special Tax Revenue, Refunding, 5.00%, 9/01/31	3,470,000	3,780,391
Murrieta Valley USD, PFAR, Refunding, 5.00%,		
9/01/33	1,310,000	1,379,666
9/01/38	1,420,000	1,463,523
Norco Special Tax, CFD No. 02-1, 6.50%, 3/01/33	1,145,000	1,168,896
North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31	4,220,000	4,233,293
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	4,911,324
Oakley PFAR, Refunding, 5.30%, 9/02/34	995,000	1,030,203
Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34	2,760,000	2,763,340
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%, 9/02/33	1,745,000	1,764,370
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,584,100
Oro Grande Elementary School District COP,		
5.00%, 9/15/27	1,000,000	1,011,770
5.875%, 9/15/37	14,000,000	14,634,200
5.125%, 9/15/42	2,130,000	2,093,364

Annual Report | 33

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Oxnard Financing Authority Lease Revenue, Refunding, 5.75%, 6/01/36	$ 5,870,000	$ 6,452,832
Oxnard Financing Authority Local Obligation Special Assessment, senior lien, Special District Bond Refinancings, Refunding, 5.00%,		
9/02/30	4,860,000	4,989,956
9/02/33	3,435,000	3,513,868
Oxnard School District GO, Election of 2012, Series B, AGMC Insured, 5.00%, 8/01/43	5,000,000	5,374,750
Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35	3,490,000	3,513,488
Palmdale Water District PFA Water Revenue, Series A, AGMC Insured, 5.00%,		
10/01/32	2,500,000	2,740,625
10/01/34	5,510,000	6,001,106
Palomar Pomerado Health Care District COP,		
6.00%, 11/01/30	10,000,000	11,081,300
6.75%, 11/01/39	10,000,000	11,204,100
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	2,584,200
Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,		
5.00%, 9/01/21	1,085,000	1,091,521
5.20%, 9/01/24	1,450,000	1,459,904
5.25%, 9/01/29	3,440,000	3,459,780
5.30%, 9/01/35	4,040,000	4,053,574
Perris CFD No. 2001-1 Special Tax,		
Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25	1,415,000	1,425,641
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	865,000	863,945
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,075,000	1,073,785
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26	550,000	544,187
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37	1,515,000	1,467,308
Perris CFD No. 2002-1 Special Tax, Willowbrook, Series A,		
6.375%, 9/01/23	1,415,000	1,448,153
6.50%, 9/01/29	1,970,000	2,015,172
6.50%, 9/01/33	2,035,000	2,081,174
Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35	1,370,000	1,385,413
Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33	2,955,000	3,015,105
Perris PFAR Tax Allocation,		
5.30%, 10/01/26	1,950,000	1,952,555
5.35%, 10/01/36	3,410,000	3,316,771
Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,378,621
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	7,250,000	7,286,830
Pittsburg USD, GO, Capital Appreciation, Election of 2010, Series C, zero cpn.,		
8/01/47	9,000,000	1,327,230
8/01/52	15,000,000	1,575,000
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,749,400
Poway USD Special Tax,		
CFD No. 6, 4S Ranch, 5.125%, 9/01/35	5,980,000	6,133,686
CFD No. 6, Improvement Area B, 5.125%, 9/01/36	4,970,000	5,095,791
CFD No. 14, Del Sur, 5.125%, 9/01/26	2,195,000	2,218,618
CFD No. 14, Improvement Area A, 5.125%, 9/01/26	1,770,000	1,789,045
CFD No. 14, Improvement Area A, 5.25%, 9/01/36	5,225,000	5,196,785
Poway USD, PFA Special Tax Revenue, 5.00%, 9/15/32	1,000,000	1,102,150

34 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,		
5.25%, 9/01/25	$ 2,235,000	$ 2,254,042
5.375%, 9/01/30	1,650,000	1,660,742
5.375%, 9/01/37	7,130,000	7,057,916
5.50%, 9/01/37	2,635,000	2,644,644
Refunding, 5.00%, 9/01/32	1,425,000	1,464,173
Refunding, 5.00%, 9/01/37	1,500,000	1,508,715
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A, 5.00%, 7/01/47	4,355,000	4,443,189
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20% thereafter, 8/01/31	2,750,000	2,002,825
Redwood City Special Tax, One Marina, 7.75%, 9/01/41	2,000,000	2,147,840
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC Insured, zero cpn., 8/01/49	17,000,000	2,220,370
Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35	5,000,000	5,004,350
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	8,511,490
Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,		
8/01/38	6,690,000	1,798,941
8/01/43	8,750,000	1,754,638
Riverside County RDA Tax Allocation,		
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,613,855
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	2,851,968
Housing, Series A, 6.00%, 10/01/39	3,000,000	3,281,760
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,096,728
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,341,432
Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13	1,150,000	1,160,925
Riverside USD Special Tax,		
CFD No. 13, Improvement Area No. 1, 5.375%, 9/01/34	2,320,000	2,323,434
CFD No. 14, Series A, 5.45%, 9/01/35	2,060,000	2,077,489
CFD No. 15, Series A, 5.15%, 9/01/25	1,730,000	1,748,061
CFD No. 15, Series A, 5.25%, 9/01/30	1,230,000	1,242,558
CFD No. 15, Series A, 5.25%, 9/01/35	1,500,000	1,512,090
CFD No. 17, Aldea Village, 5.125%, 9/01/35	1,425,000	1,425,926
CFD No. 18, 5.00%, 9/01/34	1,125,000	1,142,280
CFD No. 22, 5.25%, 9/01/35	1,535,000	1,540,756
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%, 9/01/29	2,630,000	2,811,365
Romoland School District Special Tax, CFD No. 2004-1,		
Heritage Lake, Improvement Area No. 1, 5.45%, 9/01/38	3,215,000	3,238,920
Heritage Lake, Improvement Area No. 2, 5.375%, 9/01/38	3,045,000	2,968,784
Heritage Lake, Improvement Area No. 3, Pre-Refunded, 6.125%, 9/01/34	1,215,000	1,268,484
Heritage Lake, Improvement Area No. 3, Pre-Refunded, 6.25%, 9/01/41	3,355,000	3,503,694
Improvement Area 3, Refunding, 5.00%, 9/01/36	1,500,000	1,547,220
Improvement Area 3, Refunding, 5.00%, 9/01/43	2,640,000	2,710,066

Annual Report | 35

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Roseville Special Tax, CFD No. 1,		
Fiddyment Ranch, 5.00%, 9/01/17	$ 1,495,000	$ 1,535,335
Fiddyment Ranch, 5.00%, 9/01/19	980,000	997,503
Fiddyment Ranch, 5.125%, 9/01/21	980,000	995,249
Fiddyment Ranch, 5.00%, 9/01/24	1,010,000	1,009,919
Fiddyment Ranch, 5.00%, 9/01/25	1,020,000	1,015,308
Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,952,615
Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,847,928
Longmeadow Parkside, Public Facilities, Refunding, 5.00%, 9/01/33	750,000	818,393
Longmeadow Parkside, Public Facilities, Refunding, 5.00%, 9/01/36	1,525,000	1,639,924
Stone Point, 6.375%, 9/01/24	1,750,000	1,789,533
Stone Point, 6.375%, 9/01/28	2,500,000	2,553,125
Westpark, 5.15%, 9/01/30	5,500,000	5,509,900
Westpark, 5.20%, 9/01/36	4,500,000	4,451,760
Roseville Westpark CFD No. 1 Special Tax, Public Facilities,		
5.20%, 9/01/26	1,000,000	1,022,620
5.25%, 9/01/37	1,600,000	1,593,344
Rowland USD, GO, Capital Appreciation, Election of 2006, Series B, zero cpn.,		
8/01/34	5,000,000	1,825,450
8/01/39	15,000,000	4,090,650
8/01/42	10,750,000	2,482,928
Sacramento County Airport System Revenue, senior bond, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,635,950
Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding, 5.10%, 9/01/35	1,515,000	1,516,682
San Bernardino Community College District GO, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	2,448,770
San Buenaventura Revenue, Community Memorial Health System,		
8.00%, 12/01/31	10,000,000	12,673,500
7.50%, 12/01/41	5,000,000	6,080,200
San Diego CFD No. 3 Special Tax, Refunding, 5.00%, 9/01/36	1,250,000	1,315,425
San Diego RDA Tax Allocation, Capital Appreciation, Refunding, Series B, zero cpn.,		
9/01/15	4,280,000	4,096,217
9/01/16	1,500,000	1,329,000
9/01/19	1,800,000	1,318,770
9/01/20	1,800,000	1,237,860
9/01/21	1,800,000	1,161,108
9/01/22	1,900,000	1,144,978
9/01/23	1,900,000	1,074,184
9/01/24	1,900,000	1,011,522
9/01/25	1,900,000	944,395
9/01/26	1,900,000	885,191
9/01/27	1,900,000	825,702
9/01/28	1,900,000	774,269
San Diego RDA Tax Allocation Revenue,		
City Heights Redevelopment Project, Series A, 5.625%, 9/01/40	2,315,000	2,356,763
Naval Training Center, Series A, 5.75%, 9/01/40	3,000,000	3,170,430

36 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
San Diego USD, GO, Election of 2008,		
Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	$10,000,000	$ 7,990,800
Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	12,802,738
Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	5,503,680
San Francisco City and County Redevelopment Agency Successor Agency CFD No. 6 Special Tax, Mission Bay South Public Improvements, Refunding,		
Series A, 5.00%, 8/01/33	1,335,000	1,444,630
Series C, zero cpn., 8/01/43	10,000,000	1,786,800
San Francisco City and County Redevelopment Financing Authority Tax Allocation,		
Mission Bay North Redevelopment Project, Series C, 6.75%, 8/01/41	1,000,000	1,203,880
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/33	1,000,000	1,154,010
Mission Bay South Redevelopment Project, Series D, 6.625%, 8/01/39	2,265,000	2,561,375
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/41	1,500,000	1,716,450
San Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	2,996,400
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project, 6.00%, 8/01/37	1,000,000	1,013,450
San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,663,740
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,		
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	12,196,635
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	4,500,000	4,652,100
Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19	3,000,000	3,093,720
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21	24,750,000	25,463,542
Capital Appreciation, Refunding, Series A, 5.50%, 1/15/28	3,645,000	3,646,021
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	10,370,243
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	18,296,967
senior lien, Capital Appreciation, 5.00%, 1/01/33	32,865,000	32,580,389
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/28	13,245,000	13,278,642
San Marcos Public Facilities Authority Special Tax Revenue, Series A, 5.05%, 9/01/38	2,765,000	2,650,612
San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28	1,805,000	1,806,426
San Mateo Special Tax, CFD No. 2008-1, Bay Meadows,		
5.875%, 9/01/32	1,500,000	1,608,645
5.00%, 9/01/33	600,000	611,070
5.00%, 9/01/42	3,100,000	3,122,568
6.00%, 9/01/42	5,000,000	5,388,900
Santa Barbara Elementary School District GO, Election of 2010, Capital Appreciation, Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	5,827,520
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	3,090,960
Santee Community Development Commission Tax Allocation, Santee Community Redevelopment Project, Series A, 7.00%,		
8/01/31	1,800,000	2,214,342
8/01/41	2,820,000	3,460,648
Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36	2,000,000	2,000,240
Saugus USD Special Tax, CFD No. 2006-1, Improvement Area No. 1, 5.375%, 9/01/42	2,000,000	2,022,320
Selma PFA Lease Revenue, Refunding, 7.00%, 2/01/40	3,265,000	3,306,302
Sierra View Local Health Care District Revenue, 5.25%, 7/01/32	3,000,000	3,071,550

Annual Report | 37

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	$ 1,940,000	$ 1,950,980
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49	15,015,000	2,103,902
Solana Beach School District Special Tax, PFA, 5.00%, 9/01/42	3,000,000	3,184,380
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,584,953
Southern California Public Power Authority Transmission Project Revenue, Southern Transmission Project, 6.125%, 7/01/18	50,000	50,202
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	6,547,900
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,		
6.20%, 9/02/23	2,955,000	2,973,410
6.30%, 9/02/33	3,390,000	3,405,560
[b,c] Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38	7,000,000	3,500,000
Susanville PFAR, Utility Enterprises Project, Refunding, Sub Series B,		
5.50%, 6/01/30	1,185,000	1,235,896
5.875%, 6/01/35	1,660,000	1,747,781
6.00%, 6/01/45	6,180,000	6,514,647
Susanville School District GO, Capital Appreciation, Election of 2008, Assured Guaranty, zero cpn., 8/01/49	17,505,000	2,452,801
Temecula RDA Tax Allocation Revenue,		
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,575,608
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,935,000	2,001,835
Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36	1,000,000	1,000,810
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,		
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	4,579,900
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	724,528
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,234,300
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second Sub. Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	826,500
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	2,110,826
Truckee-Donner PUD Special Tax, CFD No. 04-1,		
5.20%, 9/01/25	3,000,000	2,949,150
5.75%, 9/01/29	2,975,000	2,985,621
5.25%, 9/01/30	5,050,000	4,888,248
5.30%, 9/01/35	1,070,000	1,024,118
5.80%, 9/01/35	4,530,000	4,538,109
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, 6.25%, 8/01/40	3,540,000	3,690,733
Tulare Sewer Revenue, 6.50%, 11/15/45	10,000,000	11,123,500
Turlock PFA Tax Allocation Revenue, 7.50%, 9/01/39	3,750,000	4,096,087
Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37	2,100,000	2,171,841
Tustin USD Special Tax, CFD No. 06-1,		
5.75%, 9/01/30	1,000,000	1,057,430
6.00%, 9/01/40	3,000,000	3,146,640
Upland CFD No. 2003-2 Special Tax, Improvement Area No. 1, Refunding, 5.00%, 9/01/34	1,000,000	1,068,580

38 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	$ 4,095,000	$ 4,108,964
Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District, Limited Obligation,		
5.00%, 9/02/25	1,050,000	1,011,738
5.20%, 9/02/30	1,355,000	1,301,234
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,068,875
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	1,928,907
Victor Valley UHSD, CFD No. 2007-1 Special Tax, 5.00%, 9/01/43	1,000,000	996,830
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,149,088
West Hollywood Community Development Commission Tax Allocation, East Side Redevelopment Project, Series A,		
7.25%, 9/01/31	1,000,000	1,234,030
7.50%, 9/01/42	5,000,000	6,193,800
West Sacramento Special Tax, CFD No. 20, Pre-Refunded,		
5.125%, 9/01/25	500,000	515,820
5.30%, 9/01/35	1,740,000	1,795,784
Westside USD, CFD No. 2005-3 Special Tax, 5.00%,		
9/01/26	700,000	701,400
9/01/36	2,045,000	1,952,893
Whittier City School District GO, Election of 2012, Series A, 5.00%, 8/01/38	3,000,000	3,319,500
William S. Hart UHSD,		
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/28	1,005,000	1,079,953
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/29	1,140,000	1,219,105
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/30	1,230,000	1,309,015
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/31	1,325,000	1,404,460
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/32	1,425,000	1,504,401
CFD No. 2002-1 Special Tax, Refunding, 5.00%, 9/01/36	4,185,000	4,375,878
CFD No. 2005-1 Special Tax, 5.30%, 9/01/36	2,500,000	2,500,300
Woodbridge Irrigation District Revenue COP, Refunding, AGMC Insured, 5.10%, 7/01/43	4,730,000	4,777,726
Woodland Finance Authority Water Revenue, 6.00%,		
3/01/36	1,000,000	1,171,840
3/01/41	1,500,000	1,745,580
Woodland Special Tax, CFD No. 1,		
6.00%, 9/01/28	4,960,000	5,021,901
6.25%, 9/01/34	6,490,000	6,580,146
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%, 9/01/32	2,750,000	3,279,402
Yucaipa Special Tax, CFD No. 98-1 Chapman Heights, Refunding,		
5.00%, 9/01/26	1,000,000	1,055,170
5.375%, 9/01/30	1,800,000	1,935,504
Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,		
5.50%, 6/01/28	2,110,000	2,133,801
5.75%, 6/01/38	5,485,000	5,541,715
		1,735,263,450

Annual Report | 39

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories 5.0%		
Guam 1.2%		
Guam Government GO,		
Refunding, Series A, 5.00%, 11/15/23	$ 7,245,000	$ 7,198,270
Refunding, Series A, 5.25%, 11/15/37	6,500,000	6,515,080
Series A, 7.00%, 11/15/39	5,000,000	5,582,850
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%, 7/01/40	4,000,000	4,198,200
		23,494,400
Northern Mariana Islands 0.1%		
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28	1,450,000	1,446,172
Puerto Rico 3.7%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,		
Refunding, Series A, 5.75%, 7/01/37	12,000,000	12,245,760
Series A, 6.00%, 7/01/44	5,000,000	5,100,250
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	15,000,000	15,137,850
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series A, 5.00%,		
7/01/29	10,000,000	9,869,200
7/01/42	6,000,000	5,708,760
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,500,000	5,500,110
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%, 7/01/42	21,000,000	20,300,700
		73,862,630
Total U.S. Territories		98,803,202
Total Municipal Bonds before Short Term Investments (Cost $1,696,943,629)		1,834,066,652
Short Term Investments 5.7%		
Municipal Bonds 5.7%		
California 5.7%		
[d]California Health Facilities Financing Authority Revenue, St. Joseph Health System, Refunding, Series B, Daily VRDN and Put, 0.06%, 7/01/41	16,950,000	16,950,000
[d]California Infrastructure and Economic Development Bank Revenue, Contemporary Jewish Museum, Daily VRDN and Put, 0.12%, 12/01/36	11,250,000	11,250,000
[d]California PCFA, PCR, Pacific Gas and Electric Co., Refunding,		
Series C, Daily VRDN and Put, 0.06%, 11/01/26	9,850,000	9,850,000
Series F, Daily VRDN and Put, 0.05%, 11/01/26	6,200,000	6,200,000
[d]California State Economic Recovery GO, Series C-4, Daily VRDN and Put, 0.05%, 7/01/23	9,070,000	9,070,000
[d]California State GO,		
Kindergarten, Series A2, Daily VRDN and Put, 0.05%, 5/01/34	1,315,000	1,315,000
Kindergarten, Series A3, Daily VRDN and Put, 0.04%, 5/01/34	6,600,000	6,600,000
Series A-1, Daily VRDN and Put, 0.04%, 5/01/33	11,100,000	11,100,000

40 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Short Term Investments (continued)		
Municipal Bonds (continued)		
California (continued)		
[d]California Statewide CDA Revenue, John Muir Health, Refunding, Series A, Daily VRDN and Put, 0.03%, 8/15/36	$17,960,000	$ 17,960,000
[d]Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 97-16, Daily VRDN and Put, 0.07%, 9/02/22	4,600,000	4,600,000
[d]Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B,		
Sub Series B-3, Daily VRDN and Put, 0.06%, 7/01/34	10,000,000	10,000,000
Sub Series B-6, Daily VRDN and Put, 0.04%, 7/01/34	3,400,000	3,400,000
[d]Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily VRDN and Put, 0.05%, 7/01/35	2,500,000	2,500,000
Total Short Term Investments (Cost $110,795,000)		110,795,000
Total Investments (Cost $1,807,738,629) 99.4%		1,944,861,652
Other Assets, less Liabilities 0.6%		12,310,562
Net Assets 100.0%		$1,957,172,214

See Abbreviations on page 60.

[a]Security purchased on a when-issued basis. See Note 1(b).

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2013, the aggregate value of these securities was $10,405,857, representing 0.53% of net assets.

[c]See Note 6 regarding defaulted securities.

[d]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Franklin Municipal Securities Trust

Financial Highlights

Franklin Tennessee Municipal Bond Fund

Class A	Year Ended May 31, 2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.94	$11.19	$11.35	$10.99	$11.04
Income from investment operations[a]:					
Net investment income[b]	0.41	0.44	0.44	0.45	0.45
Net realized and unrealized gains (losses)	(0.06)	0.75	(0.16)	0.35	(0.04)
Total from investment operations	0.35	1.19	0.28	0.80	0.41
Less distributions from net investment income	(0.41)	(0.44)	(0.44)	(0.44)	(0.46)
Net asset value, end of year	$11.88	$11.94	$11.19	$11.35	$10.99
Total return[c]	2.93%	10.84%	2.59%	7.44%	3.90%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	0.70%	0.71%	0.71%	0.72%	0.74%
Expenses net of waiver and payments by affiliates	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.40%	3.82%	3.96%	3.99%	4.25%
Supplemental data					
Net assets, end of year (000's)	$344,157	$312,688	$270,041	$287,007	$225,895
Portfolio turnover rate	7.89%	5.71%	14.28%	10.63%	11.12%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds 98.9%		
Tennessee 90.2%		
Anderson County Water Authority Water and Sewer Revenue, 5.00%, 6/01/36	$ 1,000,000	$ 1,136,050
Blount County PBA Revenue, Local Government Public Improvement, Series B-15-A, Assured Guaranty, 5.00%,		
6/01/28	1,100,000	1,223,320
6/01/32	2,565,000	2,823,526
Bristol Electric System Revenue, AMBAC Insured, 5.00%, 9/01/29	1,075,000	1,145,241
Chattanooga Electric System Revenue, Series A, 5.00%, 9/01/33	7,500,000	8,361,150
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	593,970
Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Health System, Refunding, AGMC Insured, 5.00%, 10/01/22	3,250,000	3,669,575
Clarksville Electric System Revenue,		
Series A, 5.00%, 9/01/34	2,000,000	2,254,280
Series A, 5.00%, 9/01/35	3,185,000	3,567,964
XLCA Insured, 5.00%, 9/01/23	2,325,000	2,669,286
XLCA Insured, 5.00%, 9/01/32	4,000,000	4,528,760
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,370,170
Franklin County Health and Educational Facilities Board Revenue, The University of the South Project, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24	2,000,000	2,207,220
Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33	2,215,000	2,410,806
Greene County GO, Rural School, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,095,770
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue,		
Improvement, NATL RE, FGIC Insured, 5.00%, 4/01/31	1,000,000	1,076,550
Refunding, 4.00%, 4/01/31	2,370,000	2,518,386
Refunding, 4.00%, 4/01/34	4,080,000	4,271,434
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue, Utilities,		
Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/29	1,000,000	1,059,230
Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/34	2,310,000	2,446,821
Improvement, NATL RE, FGIC Insured, 5.00%, 9/01/35	3,700,000	4,131,309
Series A, 5.00%, 9/01/40	7,000,000	7,952,630
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%, 6/01/42	1,250,000	1,369,888
Jackson Hospital Revenue, Jackson-Madison County General Hospital Project, Refunding and Improvement, 5.50%, 4/01/33	3,000,000	3,279,270
Johnson City Electric System Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,144,530
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	375,000	375,743
Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29	1,030,000	1,160,377
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,025,789
Knox County First Utility District Water and Sewer Revenue,		
5.00%, 12/01/32	1,000,000	1,172,200
NATL Insured, Pre-Refunded, 5.00%, 12/01/24	1,790,000	2,064,210
NATL Insured, Pre-Refunded, 5.00%, 12/01/25	1,000,000	1,153,190
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,621,407
Knox County Health Educational and Housing Facility Board Hospital Revenue,		
Covenant Health, Refunding and Improvement, Series A, zero cpn., 1/01/36	2,000,000	647,400
Fort Sanders Alliance Obligated Group, Refunding, NATL Insured, 5.75%, 1/01/14	1,250,000	1,287,588

Annual Report | 43

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)		
Tennessee (continued)		
Knox County Health Educational and Housing Facility Board Revenue, University Health System Inc., Refunding, 5.25%,		
4/01/27	$ 2,500,000	$ 2,670,825
4/01/36	5,000,000	5,253,600
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,		
5.25%, 1/01/36	1,500,000	1,689,180
Refunding and Improvement, 4.00%, 1/01/37	500,000	506,345
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	3,929,160
Knoxville Wastewater System Revenue, Improvement, Series A, NATL Insured, Pre-Refunded, 5.00%, 4/01/37	3,000,000	3,254,310
Knoxville Water System Revenue, Improvement, Series R, AGMC Insured, Pre-Refunded, 5.00%, 3/01/30	2,370,000	2,561,733
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,485,000	2,877,630
Loudon Water and Sewer Revenue, Exempt Facility, Series A,		
4.00%, 3/01/28	1,000,000	1,002,150
5.00%, 3/01/32	1,300,000	1,424,124
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	3,022,137
Maryville Revenue, Water and Sewer, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	6,051,650
Memphis GO, General Improvement,		
Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,392,081
NATL Insured, Pre-Refunded, 5.00%, 10/01/22	5,000,000	5,312,600
Refunding, 5.00%, 5/01/36	4,135,000	4,675,817
Memphis-Shelby County Airport Authority Airport Revenue,		
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,947,325
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,434,190
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,701,200
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,907,145
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,643,700
Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,		
5.00%, 5/15/33	3,000,000	3,302,730
5.00%, 5/15/36	4,750,000	5,435,045
AMBAC Insured, 5.00%, 5/15/25	5,000,000	5,187,500
Metropolitan Government of Nashville and Davidson County GO,		
Improvement, Refunding, Series A, 5.00%, 1/01/33	5,000,000	5,745,800
Refunding, 5.00%, 7/01/22	3,650,000	4,533,775
Refunding, 4.00%, 7/01/25	1,500,000	1,673,865
Series B, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,695,050
Series C, Pre-Refunded, 5.00%, 2/01/25	3,000,000	3,231,120
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue, Vanderbilt University,		
Refunding, Series B, 5.00%, 10/01/39	9,000,000	10,023,750
Refunding, Series D, 4.00%, 10/01/29	1,275,000	1,367,246
Refunding, Series D, 5.00%, 10/01/30	1,500,000	1,751,625
Refunding, Series D, 4.00%, 10/01/31	1,290,000	1,371,502
Series A, 5.50%, 10/01/29	3,500,000	4,137,315

44 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)		
Tennessee (continued)		
Metropolitan Government of Nashville and Davidson County Revenue, District Energy System, Refunding, Series A, 5.00%,		
10/01/32	$ 1,055,000	$ 1,234,793
10/01/33	1,000,000	1,165,980
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding, 5.00%, 7/01/40	5,000,000	5,600,350
Montgomery County GO, Refunding and Public Improvement, 4.00%, 4/01/26	1,595,000	1,762,028
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,407,500
Rutherford County Consolidated Utility District Waterworks Revenue,		
AGMC Insured, Pre-Refunded, 5.00%, 2/01/36	3,060,000	3,425,364
NATL Insured, Pre-Refunded, 5.00%, 2/01/27	1,000,000	1,051,470
Rutherford County GO, 3.00%, 4/01/31	2,000,000	1,983,560
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,858,500
Shelby County GO, Refunding, Series A, 5.00%,		
3/01/23	5,000,000	6,206,250
3/01/27	3,595,000	4,277,834
Shelby County Health Educational and Housing Facility Board Revenue,		
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,483,591
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,827,350
Methodist Healthcare, Series B, AGMC Insured, 5.25%, 9/01/27	5,000,000	5,383,300
St. Jude Children's Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,396,600
South Blount County Utility District Waterworks Revenue,		
AGMC Insured, 5.00%, 12/01/33	1,000,000	1,120,890
Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39	3,310,000	3,729,543
Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	5,000,000	4,973,850
Tennessee HDA Revenue, Homeownership Program,		
2006-3, 4.90%, 7/01/37	3,935,000	3,979,544
Series 1, 5.00%, 7/01/29	1,260,000	1,326,742
Series 2C, 3.80%, 7/01/43	2,000,000	1,947,420
Tennessee State GO, Refunding, Series A, 5.00%, 10/01/31	1,000,000	1,186,750
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,		
Refunding, Series A, 5.00%, 5/01/28	3,005,000	3,567,085
Refunding, Series A, 5.00%, 5/01/39	3,000,000	3,358,620
Refunding, Series A, NATL Insured, 5.00%, 5/01/26	1,250,000	1,344,125
Refunding, Series A, NATL Insured, 5.00%, 5/01/30	3,000,000	3,209,970
Series A, 5.00%, 5/01/34	3,555,000	3,850,349
Series B, 5.50%, 5/01/38	4,000,000	4,548,680
West Wilson Utility District Waterworks Revenue,		
5.00%, 6/01/33	3,000,000	3,492,840
Improvement, NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,805,000	1,888,517
Wilson County GO, School and Public Improvement, Series A, 4.00%,		
4/01/27	2,000,000	2,246,820
4/01/28	2,000,000	2,226,600
		310,591,080

Annual Report | 45

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2013 *(continued)*

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories 8.7%		
Guam 1.6%		
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed Bonds, Refunding, 5.25%, 6/01/32	$ 1,930,000	$ 1,916,239
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,467,714
		5,383,953
Puerto Rico 7.1%		
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	4,971,200
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	5,000,000	5,190,650
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,		
Series A, 6.375%, 8/01/39	8,000,000	8,971,520
Series C, 5.50%, 8/01/40	5,000,000	5,305,800
		24,439,170
Total U.S. Territories		29,823,123
Total Municipal Bonds before Short Term Investments (Cost $317,805,362)		340,414,203
Short Term Investments (Cost $300,000) 0.1%		
Municipal Bonds 0.1%		
Tennessee 0.1%		
[a]Blount County PBA Revenue, Local Government Public Improvement, Refunding, Series E-3-B, Daily VRDN and Put, 0.11%, 6/01/31	300,000	300,000
Total Investments (Cost $318,105,362) 99.0%		340,714,203
Other Assets, less Liabilities 1.0%		3,442,754
Net Assets 100.0%		$344,156,957

See Abbreviations on page 60.

[a]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Financial Statements

Statements of Assets and Liabilities

May 31, 2013

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Assets:		
Investments in securities:		
Cost	$1,807,738,629	$318,105,362
Value	$1,944,861,652	$340,714,203
Cash	33,474	221,425
Receivables:		
Capital shares sold	4,503,213	509,743
Interest	22,740,093	4,079,240
Other assets	605	108
Total assets	1,972,139,037	345,524,719
Liabilities:		
Payables:		
Investment securities purchased	5,480,065	—
Capital shares redeemed	6,564,713	959,897
Affiliates	1,085,711	186,989
Distributions to shareholders	1,600,235	150,484
Accrued expenses and other liabilities	236,099	70,392
Total liabilities	14,966,823	1,367,762
Net assets, at value	$1,957,172,214	$344,156,957
Net assets consist of:		
Paid-in capital	$1,898,592,829	$323,119,804
Undistributed net investment income	7,333,072	85,303
Net unrealized appreciation (depreciation)	137,123,023	22,608,841
Accumulated net realized gain (loss)	(85,876,710)	(1,656,991)
Net assets, at value	$1,957,172,214	$344,156,957
Class A:		
Net assets, at value	$1,330,444,293	$344,156,957
Shares outstanding	125,642,509	28,975,917
Net asset value per share[a]	$10.59	$11.88
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.06	$12.41
Class C:		
Net assets, at value	$ 322,823,568	
Shares outstanding	30,299,320	
Net asset value and maximum offering price per share[a]	$10.65	
Advisor Class:		
Net assets, at value	$ 303,904,353	
Shares outstanding	28,653,491	
Net asset value and maximum offering price per share	$10.61	

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Municipal Securities Trust

Financial Statements *(continued)*

Statements of Operations

for the year ended May 31, 2013

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Investment income:		
Interest	$ 93,358,312	$13,715,353
Expenses:		
Management fees (Note 3a)	8,751,821	1,752,729
Distribution fees: (Note 3c)		
Class A	1,305,066	334,144
Class B	4,655	—
Class C	2,027,078	—
Transfer agent fees: (Note 3e)		
Class A	423,085	123,852
Class B	225	—
Class C	101,178	—
Advisor Class	89,140	—
Custodian fees	23,652	4,160
Reports to shareholders	62,753	15,771
Registration and filing fees	41,167	10,312
Professional fees	90,014	36,278
Trustees' fees and expenses	59,084	10,426
Other	161,446	34,080
Total expenses	13,140,364	2,321,752
Net investment income	80,217,948	11,393,601
Realized and unrealized gains (losses):		
Net realized gain (loss) from investments	642,572	159,013
Net change in unrealized appreciation (depreciation) on investments	29,328,969	(2,354,030)
Net realized and unrealized gain (loss)	29,971,541	(2,195,017)
Net increase (decrease) in net assets resulting from operations	$110,189,489	$ 9,198,584

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund	
	Year Ended May 31,		Year Ended May 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 80,217,948	$ 76,569,465	$ 11,393,601	$ 11,047,401
Net realized gain (loss) from investments	642,572	(5,130,072)	159,013	7,308
Net change in unrealized appreciation (depreciation) on investments	29,328,969	214,417,735	(2,354,030)	18,602,633
Net increase (decrease) in net assets resulting from operations	110,189,489	285,857,128	9,198,584	29,657,342
Distributions to shareholders from:				
Net investment income:				
Class A	(53,877,532)	(55,781,878)	(11,363,580)	(11,019,350)
Class B	(27,544)	(136,608)	—	—
Class C	(11,056,616)	(11,538,507)	—	—
Advisor Class	(11,568,916)	(9,462,968)	—	—
Total distributions to shareholders	(76,530,608)	(76,919,961)	(11,363,580)	(11,019,350)
Capital share transactions: (Note 2)				
Class A	68,684,148	110,438,795	33,633,709	24,009,227
Class B	(2,107,252)	(2,479,237)	—	—
Class C	23,436,420	29,501,082	—	—
Advisor Class	58,011,397	78,984,436	—	—
Total capital share transactions	148,024,713	216,445,076	33,633,709	24,009,227
Net increase (decrease) in net assets	181,683,594	425,382,243	31,468,713	42,647,219
Net assets:				
Beginning of year	1,775,488,620	1,350,106,377	312,688,244	270,041,025
End of year	$1,957,172,214	$1,775,488,620	$344,156,957	$312,688,244
Undistributed net investment income included in net assets:				
End of year	$ 7,333,072	$ 3,705,326	$ 85,303	$ 67,441

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Municipal Securities Trust

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective March 01, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A	Class A, Class C & Advisor Class
Franklin Tennessee Municipal Bond Fund	Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also

50 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) a. Financial Instrument Valuation (continued)

be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

Annual Report | 51

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) d. Security Transactions, Investment Income, Expenses and Distributions (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest

At May 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended May 31, 2013				
Shares sold	25,489,517	$ 269,998,241	5,519,807	$ 66,406,239
Shares issued in reinvestment of distributions	4,030,992	42,734,357	782,443	9,402,008
Shares redeemed	(22,992,594)	(244,048,450)	(3,506,030)	(42,174,538)
Net increase (decrease)	6,527,915	$ 68,684,148	2,796,220	$ 33,633,709
Year ended May 31, 2012				
Shares sold	28,238,359	$ 276,826,683	5,091,812	$ 58,999,732
Shares issued in reinvestment of distributions	4,322,939	42,044,082	738,092	8,549,373
Shares redeemed	(21,345,425)	(208,431,970)	(3,773,222)	(43,539,878)
Net increase (decrease)	11,215,873	$ 110,438,795	2,056,682	$ 24,009,227
Class B Shares[a]:				
Year ended May 31, 2013				
Shares sold	176	$ 1,861		
Shares issued in reinvestment of distributions	2,131	22,574		
Shares redeemed	(200,753)	(2,131,687)		
Net increase (decrease)	(198,446)	$ (2,107,252)		
Year ended May 31, 2012				
Shares sold	2,748	$ 26,749		
Shares issued in reinvestment of distributions	11,212	108,396		
Shares redeemed	(270,887)	(2,614,382)		
Net increase (decrease)	(256,927)	$ (2,479,237)		
Class C Shares:				
Year ended May 31, 2013				
Shares sold	6,229,075	$ 66,425,608		
Shares issued in reinvestment of distributions	783,276	8,353,322		
Shares redeemed	(4,816,808)	(51,342,510)		
Net increase (decrease)	2,195,543	$ 23,436,420		
Year ended May 31, 2012				
Shares sold	6,111,532	$ 60,676,874		
Shares issued in reinvestment of distributions	845,463	8,261,787		
Shares redeemed	(4,021,180)	(39,437,579)		
Net increase (decrease)	2,935,815	$ 29,501,082		

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin California High Yield Municipal Fund	
	Shares	**Amount**
Advisor Class Shares:		
Year ended May 31, 2013		
Shares sold	12,583,599	$ 133,741,674
Shares issued in reinvestment of distributions	627,220	6,659,636
Shares redeemed	(7,714,434)	(82,389,913)
Net increase (decrease)	5,496,385	$ 58,011,397
Year ended May 31, 2012		
Shares sold	11,923,875	$ 117,427,109
Shares issued in reinvestment of distributions	460,855	4,532,622
Shares redeemed	(4,325,687)	(42,975,295)
Net increase (decrease)	8,059,043	$ 78,984,436

[a]Effective March 01, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the fund's Class B and C compensation distribution plans, the Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Reimbursement Plans:		
Class A	0.15%	0.15%
Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.		
Compensation Plans:		
Class C	0.65%	—

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$361,524	$182,744
CDSC retained	$ 45,537	$ 5,633

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class.

For the year ended May 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Transfer agent fees	$224,681	$40,695

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Tennessee Municipal Bond Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) of the Fund do not exceed 0.60% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2013.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2013, the capital loss carryforwards were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Capital loss carryforwards subject to expiration:		
2015	$ 684,955	$ 11,310
2016	1,572,273	—
2017	5,767,799	810,129
2018	32,781,484	—
2019	21,604,912	—
Capital loss carryforwards not subject to expiration:		
Short term	2,804,904	835,552
Long term	20,235,218	—
Total capital loss carryforwards	$85,451,545	$1,656,991

During the year ended May 31, 2013, the Franklin Tennessee Municipal Bond Fund utilized $171,172 of capital loss carryforwards.

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

4. Income Taxes *(continued)*

On May 31, 2013, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $2,650,186 and $422,643, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2013 and 2012, was as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund	
	2013	2012	2013	2012
Distributions paid from tax exempt income	$76,530,608	$76,919,961	$11,363,580	$11,019,350

At May 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Cost of investments	$1,803,011,691	$318,003,989
Unrealized appreciation	$ 160,212,064	$ 23,627,472
Unrealized depreciation	(18,362,103)	(917,258)
Net unrealized appreciation (depreciation)	$ 141,849,961	$ 22,710,214
Distributable earnings – undistributed tax exempt income	$ 3,781,202	$ 134,413

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2013, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Purchases	$271,835,363	$60,029,455
Sales	$ 94,639,656	$25,892,521

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Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

At May 31, 2013, the Franklin California High Yield Municipal Fund had 26.20% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin California High Yield Municipal Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2013, the value of this security was $3,500,000, representing 0.18% of the fund s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended May 31, 2013, the Funds did not use the Global Credit Facility.

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2013, all of the Funds' investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is regulated under the Investment Company Act of 1940 automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on their financial statements.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Municipal Securities Trust

Notes to Financial Statements *(continued)*

Abbreviations

Selected Portfolio

1915 Act	- Improvement Bond Act of 1915
ABAG	- The Association of Bay Area Governments
AD	- Assessment District
AGMC	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
CDA	- Community Development Authority/Agency
CFD	- Community Facilities District
CIFP	- Capital Improvement Financing Program
COP	- Certificate of Participation
CRDA	- Community Redevelopment Authority/Agency
ETM	- Escrow to Maturity
FGIC	- Financial Guaranty Insurance Co.
FHA	- Federal Housing Authority/Agency
FICO	- Financing Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
HDA	- Housing Development Authority/Agency
ID	- Improvement District
IDB	- Industrial Development Bond/Board
MFHR	- Multi-Family Housing Revenue
NATL	- National Public Financial Guarantee Corp.
NATL RE	- National Public Financial Guarantee Corp. Reinsured
PBA	- Public Building Authority
PCFA	- Pollution Control Financing Authority
PCR	- Pollution Control Revenue
PFA	- Public Financing Authority
PFAR	- Public Financing Authority Revenue
PUD	- Public Utility District
RDA	- Redevelopment Agency/Authority
UHSD	- Unified/Union High School District
USD	- Unified/Union School District
XLCA	- XL Capital Assurance

60 | Annual Report

Franklin Municipal Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Municipal Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the Funds ) at May 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California July 19, 2013

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Franklin Municipal Securities Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2013. A portion of the Fund s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2014, shareholders will be notified of amounts for use in preparing their 2013 income tax returns.

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Franklin Municipal Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 63

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

64 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since June 2013	135	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

Annual Report | 65

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				

66 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 67

Franklin Municipal Securities Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

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Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of each Fund s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management s determination of a portfolio manager s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California High Yield Municipal Fund The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2012, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that

Annual Report | 69

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the Fund s income return during 2012, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis to be in the highest or best performing quintile of its performance universe. The Lipper report showed the Fund s total return during 2012 to also be in the highest quintile of its Lipper performance universe and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund s performance, as shown in the Lipper report.

Franklin Tennessee Municipal Bond Fund The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2012, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional other states municipal debt funds as selected by Lipper. Such comparison showed the Fund s income return in 2012, as shown in the Lipper report, to be in the second-highest performing quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to also be in the second-highest quintile of such universe. The Lipper report showed the Fund s total return during 2012 to be in the middle performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest performing quintile of its performance universe for the previous three-year period, and in the highest or best performing quintile of such universe for each of the previous five- and 10-year periods. The Board was satisfied with the Fund s performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, were shown by Lipper for Fund Class A shares. The Lipper report for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be within one basis point of its Lipper expense group median and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses. The Lipper report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be below the median of its Lipper expense group, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses.

70 | Annual Report

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for

Annual Report | 71

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. At December 31, 2012, the net assets of Franklin California High Yield Municipal Fund were approximately $1.9 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $338 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Funds financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called householding, will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

72 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN MUNICIPAL SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

MUN A 07/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $68,812 for the fiscal year ended May 31, 2013 and $68,552 for the fiscal year ended May 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended May 31, 2013 and $50,000 for the fiscal year ended May 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2013 and $704 for the fiscal year ended May 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended May 31, 2013 and $151,746 for the fiscal year ended May 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $43,794 for the fiscal year ended May 31, 2013 and $202,450 for the fiscal year ended May 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST